EXHIBIT 99.2

THIRD QUARTER 2011

Supplemental Operating and Financial Data
Camden Westover Hills - San Antonio, TX
Acquired June 15, 2011 - 288 Units

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2011 OPERATING RESULTS;
FFO PER DILUTED SHARE INCREASES 18%

Houston, TEXAS (November 3, 2011) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2011.

Funds From Operations (“FFO”)
FFO for the third quarter of 2011 totaled $0.77 per diluted share or $58.8 million, as compared to $0.65 per diluted share or $46.7 million for the same period in 2010, an increase of 18% per diluted share.

FFO for the nine months ended September 30, 2011 totaled $1.89 per diluted share or $143.3 million, as compared to $1.98 per diluted share or $140.4 million for the same period in 2010.  FFO for the nine months ended September 30, 2011 included:  a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.04 per diluted share impact related to the sale of an available-for-sale investment; and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees.  FFO for the nine months ended September 30, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $11.8 million or $0.16 per diluted share for the third quarter of 2011, as compared to $1.7 million or $0.02 per diluted share for the same period in 2010.

For the nine months ended September 30, 2011, Camden reported EPS of $2.5 million or $0.03 per diluted share, as compared to $6.1 million or $0.09 per diluted share for the same period in 2010.  EPS for the nine months ended September 30, 2011 included: a $0.41 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.  EPS for the nine months ended September 30, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,309 apartment homes included in consolidated same property results, third quarter 2011 same property NOI increased 7.4% compared to the third quarter of 2010, with revenues increasing 6.3% and expenses increasing 4.6%.  On a sequential basis, third quarter 2011 same property NOI increased 0.9% compared to the second quarter of 2011, with revenues increasing 2.1% and expenses increasing 3.9% compared to the prior quarter.  On a year-to-date basis, 2011 same property NOI increased 6.8%, with revenues increasing 5.1% and expenses increasing 2.6% compared to the same period in 2010. Same property physical occupancy levels for the portfolio averaged 95.0% during the third quarter of 2011, compared to 94.3% in the third quarter of 2010 and 94.8% in the second quarter of 2011.

The Company defines same property communities as communities owned and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
During the quarter, the Company acquired 30 acres of land in Atlanta, GA for approximately $40 million, which it intends to utilize for future development.

Camden also completed the acquisition of a 240-home apartment community in San Antonio, TX during the quarter for approximately $15 million through one of its discretionary investment funds (“Funds”), in which it owns a 20% interest.  Subsequent to quarter-end, the Company acquired five additional communities with 1,488 apartment homes located in Houston, TX for approximately $136 million through its Funds.

Development Activity
Lease-up was completed during the third quarter at Camden Ivy Hall, a $17 million joint venture community which is currently 94% occupied.  Lease-ups began during the quarter at two wholly-owned communities:  Camden LaVina in Orlando, FL, which is currently 35% leased; and Camden Summerfield II in Landover, MD, which is currently 19% leased.

Construction continued during the quarter on six wholly-owned development communities:  Camden LaVina in Orlando, FL, a $60 million project with 420 apartment homes; Camden Summerfield II in Landover, MD, a $30 million project with 187 apartment homes; Camden Royal Oaks II in Houston, TX, a $14 million project with 104 apartment homes; Camden Montague in Tampa, FL, a $23 million project with 192 apartment homes; Camden Westchase Park in Tampa, FL, a $52 million project with 348 apartment homes; and Camden Town Square in Orlando, FL, a $66 million project with 438 apartment homes.  Construction also continued during the quarter on two joint venture communities: Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes, and Camden Amber Oaks II in Austin, TX, a $25 million project with 244 apartment homes.

Subsequent to quarter-end, the Company began construction on two additional wholly-owned development communities:  Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes, and Camden NOMA in Washington DC, a $110 million project with 320 apartment homes.

Equity Issuance
During the third quarter, Camden issued 506,200 common shares through its at-the-market (“ATM”) share offering programs at an average price of $65.76 per share, for total net consideration of approximately $32.7 million.  Year-to-date Camden has issued 1,127,898 common shares through its ATM programs at an average price of $63.13 per share, for total net consideration of approximately $69.9 million.

Earnings Guidance
Camden updated its earnings guidance for 2011 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2011 FFO is expected to be $2.70 to $2.74 per diluted share, and full-year 2011 EPS is expected to be $0.24 to $0.28 per diluted share.  Fourth quarter 2011 earnings guidance is $0.81 to $0.85 per diluted share for FFO and $0.20 to $0.24 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2011 earnings guidance is based on projections of same property revenue growth between 5.2% and 5.6%, expense growth between 2.75% and 3.25%, and NOI growth between 6.75% and 7.25%.  Additional information on the Company’s 2011 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Camden expects to issue earnings guidance for 2012 in conjunction with its fourth quarter 2011 earnings release on February 2, 2012.

Conference Call
The Company will hold a conference call on Friday, November 4, 2011 at 11:00 a.m. Central Time to review its third quarter 2011 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 9252989, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 202 properties containing 68,979 apartment homes across the United States.  Upon completion of 10 properties under development, the Company's portfolio will increase to 71,776 apartment homes in 212 properties.  Camden was recently named by FORTUNE® Magazine for the fourth consecutive year as one of the “100 Best Companies to Work For” in America, placing 7th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
			(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2011		2010		2011		2010
Total property revenues (a)	$168,934		$154,274		$495,187		$455,017

EBITDA (b)	88,476		81,439		263,203		241,686

Net income attributable to common shareholders	11,840		1,650		2,529		6,069
Per share - basic	0.16		0.02		0.03		0.09
Per share - diluted	0.16		0.02		0.03		0.09

Income from continuing operations attributable to common shareholders	11,840		569		2,529		3,326
Per share - basic	0.16		0.01		0.03		0.05
Per share - diluted	0.16		0.01		0.03		0.05

Funds from operations	58,807		46,680		143,271		140,361
Per share - diluted	0.77		0.65		1.89		1.98

Dividends per share	0.49		0.45		1.47		1.35
Dividend payout ratio (b)	63.6%		69.2%		64.5%		68.2%

Interest expensed (including discontinued operations)	27,354		31,781		85,472		95,078
Interest capitalized	2,459		1,347		6,099		3,967
Total interest incurred	29,813		33,128		91,571		99,045

Principal amortization	1,155		1,100		3,847		3,401
Preferred distributions	1,750		1,750		5,250		5,250

Interest expense coverage ratio	3.2	x	2.6	x	3.1	x	2.5	x
Total interest coverage ratio	3.0	x	2.5	x	2.9	x	2.4	x
Fixed charge expense coverage ratio	2.9	x	2.4	x	2.8	x	2.3	x
Total fixed charge coverage ratio	2.7	x	2.3	x	2.6	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.0	x	2.7	x	3.0	x	2.7	x

Same property NOI increase (decrease) (c)	7.4%		(0.6%)		6.8%		(4.6%)
(# of apartment homes included)	47,309		46,757		47,309		46,757

Gross turnover of apartment homes (annualized)	83%		79%		66%		66%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	73%		68%		57%		56%

	As of September 30,
	2011	2010
Total assets	$4,594,574	$4,606,735
Total debt	$2,433,104	$2,542,212
Common and common equivalent shares, outstanding end of period (d)	76,578	72,621
Share price, end of period	$55.26	$47.97
Preferred units, end of period	$97,925	$97,925
Book equity value, end of period (e)	$1,875,774	$1,762,891
Market equity value, end of period (e)	$4,331,700	$3,583,629

(a)	Excludes discontinued operations.

(b)	Excludes $29.8 million or $0.39 per diluted share for the nine months ended September 30, 2011 related to a loss on the discontinuation of a hedging relationship.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

(d)
Includes at September 30, 2011: 74,119 common shares (including 703 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,459).

(e)	Includes: common shares, preferred and common units, and common share equivalents.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2011	2010	2011	2010
Property revenues
Rental revenues	$144,211	$131,911	$424,210	$390,376
Other property revenues	24,723	22,363	70,977	64,641
Total property revenues	168,934	154,274	495,187	455,017

Property expenses
Property operating and maintenance	50,715	46,999	144,666	134,655
Real estate taxes	17,329	16,652	52,932	52,767
Total property expenses	68,044	63,651	197,598	187,422

Non-property income (loss)
Fee and asset management	2,646	2,145	6,955	6,028
Interest and other income (loss)	(108)	451	4,749	3,988
Income (loss) on deferred compensation plans	(6,096)	6,918	1,233	6,818
Total non-property income (loss)	(3,558)	9,514	12,937	16,834

Other expenses
Property management	5,050	4,789	15,478	14,994
Fee and asset management	1,330	1,155	4,220	3,611
General and administrative	8,572	7,568	26,392	22,339
Interest	27,354	31,781	85,472	95,078
Depreciation and amortization	44,558	43,034	137,111	128,012
Amortization of deferred financing costs	1,344	1,185	4,761	2,624
Expense (benefit) on deferred compensation plans	(6,096)	6,918	1,233	6,818
Total other expenses	82,112	96,430	274,667	273,476

Loss on discontinuation of hedging relationship	-	-	(29,791)	-
Gain on sale of properties, including land	-	-	4,748	236
Gain on sale of unconsolidated joint venture interests	-	-	1,136	-
Equity in loss of joint ventures	(556)	(244)	(166)	(785)
Income from continuing operations before income taxes	14,664	3,463	11,786	10,404
Income tax expense - current	(313)	(712)	(1,889)	(1,286)
Income from continuing operations	14,351	2,751	9,897	9,118
Income from discontinued operations	-	1,081	-	2,743
Net income	14,351	3,832	9,897	11,861
Less income allocated to noncontrolling interests from continuing operations	(761)	(432)	(2,118)	(542)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Net income attributable to common shareholders	$11,840	$1,650	$2,529	$6,069

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$14,351	$3,832	$9,897	$11,861
Other comprehensive income
Unrealized loss on cash flow hedging activities	-	(5,323)	(2,692)	(19,549)
Reclassification of net losses on cash flow hedging activities	108	5,825	39,660	17,488
Unrealized gain on available-for-sale securities, net of tax	-	1,914	-	1,914
Reclassification of gain on available-for-sale investment to earnings, net of tax	-	-	(3,309)	-
Comprehensive income	14,459	6,248	43,556	11,714
Less income allocated to noncontrolling interests from continuing operations	(761)	(432)	(2,118)	(542)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Comprehensive income attributable to common shareholders	$11,948	$4,066	$36,188	$5,922

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.16	$0.02	$0.03	$0.09
Net income attributable to common shareholders - diluted	0.16	0.02	0.03	0.09
Income from continuing operations attributable to common shareholders - basic	0.16	0.01	0.03	0.05
Income from continuing operations attributable to common shareholders - diluted	0.16	0.01	0.03	0.05

Weighted average number of common and
common equivalent shares outstanding:
Basic	73,242	69,100	72,502	67,898
Diluted	74,274	69,441	73,217	68,169

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2011	2010	2011	2010

Net income attributable to common shareholders (a)	$11,840	$1,650	$2,529	$6,069
Real estate depreciation from continuing operations	43,286	41,806	133,342	124,399
Real estate depreciation from discontinued operations	-	651	-	2,276
Adjustments for unconsolidated joint ventures	3,223	2,292	7,042	6,753
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	458	281	1,494	864
Funds from operations - diluted	$58,807	$46,680	$143,271	$140,361

PER SHARE DATA
Funds from operations - diluted	$0.77	$0.65	$1.89	$1.98
Cash distributions	0.49	0.45	1.47	1.35

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	76,494	72,025	75,685	70,779

PROPERTY DATA
Total operating properties (end of period) (b)	197	186	197	186
Total operating apartment homes in operating properties (end of period) (b)	67,491	63,964	67,491	63,964
Total operating apartment homes (weighted average)	50,921	50,950	50,895	50,736
Total operating apartment homes - excluding discontinued operations (weighted average)	50,921	49,884	50,895	49,670

(a) Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the nine months ended September 30,2011.
(b) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2011	2011	2011	2010	2010
ASSETS
Real estate assets, at cost
Land	$766,302	$760,397	$760,397	$760,397	$763,559
Buildings and improvements	4,758,397	4,711,552	4,690,741	4,680,361	4,613,036
	5,524,699	5,471,949	5,451,138	5,440,758	5,376,595
Accumulated depreciation	(1,421,867)	(1,378,630)	(1,335,831)	(1,292,924)	(1,263,173)
Net operating real estate assets	4,102,832	4,093,319	4,115,307	4,147,834	4,113,422
Properties under development, including land	274,201	237,549	220,641	206,919	198,377
Investments in joint ventures	37,033	39,398	21,196	27,632	33,226
Properties held for sale, including land	-	-	-	-	9,737
Total real estate assets	4,414,066	4,370,266	4,357,144	4,382,385	4,354,762
Accounts receivable - affiliates	31,395	30,401	29,973	31,895	32,269
Notes receivable - affiliates	-	-	-	3,194	17,509
Other assets, net (a)	87,657	90,346	92,051	106,175	105,950
Cash and cash equivalents	56,099	63,148	98,771	170,575	91,071
Restricted cash	5,357	4,898	5,354	5,513	5,174
Total assets	$4,594,574	$4,559,059	$4,583,293	$4,699,737	$4,606,735

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,380,560	$1,380,368	$1,419,681	$1,507,757	$1,507,858
Secured	1,052,544	1,053,699	1,054,839	1,055,997	1,034,354
Accounts payable and accrued expenses	97,613	78,460	81,972	81,556	82,598
Accrued real estate taxes	37,721	27,424	16,585	22,338	40,340
Distributions payable	39,319	38,966	38,662	35,295	34,548
Other liabilities (b)	111,043	123,829	134,608	141,496	144,146
Total liabilities	2,718,800	2,702,746	2,746,347	2,844,439	2,843,844

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Equity
Common shares of beneficial interest	839	834	827	824	804
Additional paid-in capital	2,861,139	2,823,690	2,783,621	2,775,625	2,673,606
Distributions in excess of net income attributable to common shareholders	(700,897)	(676,367)	(623,740)	(595,317)	(580,046)
Treasury shares, at cost	(452,244)	(459,134)	(460,467)	(461,255)	(461,255)
Accumulated other comprehensive income (loss) (c)	201	93	(31,504)	(33,458)	(41,302)
Total common equity	1,709,038	1,689,116	1,668,737	1,686,419	1,591,807
Noncontrolling interest	68,811	69,272	70,284	70,954	73,159
Total equity	1,777,849	1,758,388	1,739,021	1,757,373	1,664,966
Total liabilities and equity	$4,594,574	$4,559,059	$4,583,293	$4,699,737	$4,606,735

(a) Includes:
net deferred charges of:	$16,868	$14,484	$12,677	$13,336	$14,892

(b) Includes:
deferred revenues of:	$2,213	$2,181	$2,254	$2,332	$2,347
distributions in excess of investments in joint ventures of:	$31,799	$31,040	$33,442	$32,288	$34,045
fair value adjustment of derivative instruments:	$22,192	$27,977	$31,655	$36,898	$43,267

(c) Represents the fair value adjustment of derivative instruments, unrealized gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax, if any.

CAMDEN							PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2011 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	4,439	1,165	5,604	-	5,604	-	5,604	463	6,067
Houston, TX	4,462	524	4,986	2,880	7,866	-	7,866	104	7,970
Tampa, FL	5,503	-	5,503	450	5,953	-	5,953	540	6,493
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,545	516	5,061	1,706	6,767	-	6,767	-	6,767
Los Angeles/Orange County, CA	1,770	290	2,060	421	2,481	-	2,481	-	2,481
Charlotte, NC	3,574	-	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	268	3,564	-	3,564	-	3,564	858	4,422
Atlanta, GA	3,202	-	3,202	344	3,546	-	3,546	-	3,546
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX (b)	1,853	-	1,853	1,369	3,222	-	3,222	244	3,466
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	855	1,839	4,035	5,874	-	5,874	-	5,874

Total Portfolio	47,309	3,618	50,927	16,564	67,491	-	67,491	2,209	69,700

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 276 units under construction in D.C. Metro are held through a joint venture investment.
(b) 244 units under construction in Austin, TX are held through a joint venture investment.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (e)

	"Same Property"	Operating	Incl. JVs at	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities	Communities (c)	Pro Rata % (d)	2011	2011	2011	2010	2010
D.C. Metro	17.2%	19.5%	18.5%	96.3%	96.0%	95.5%	95.2%	96.4%
Houston, TX	9.4%	9.8%	10.2%	95.4%	94.2%	91.9%	91.8%	93.4%
Tampa, FL	8.8%	8.1%	7.9%	94.8%	94.5%	93.9%	93.9%	93.8%
Las Vegas, NV	6.5%	5.9%	6.6%	92.0%	92.5%	91.2%	90.9%	92.3%
SE Florida	7.5%	7.0%	6.7%	94.1%	95.2%	94.7%	95.0%	95.0%
Dallas, TX	6.5%	6.7%	6.9%	95.3%	95.6%	94.3%	93.1%	92.5%
Los Angeles/Orange County, CA	6.1%	6.6%	6.5%	95.7%	94.8%	93.7%	92.7%	93.3%
Charlotte, NC	6.4%	5.9%	5.6%	95.9%	96.3%	95.2%	94.3%	95.1%
Orlando, FL	5.6%	5.7%	5.4%	95.3%	94.7%	94.2%	93.6%	94.0%
Atlanta, GA	5.6%	5.1%	5.0%	94.9%	94.5%	93.9%	92.9%	94.2%
Raleigh, NC	5.0%	4.5%	4.3%	94.9%	95.0%	94.6%	93.9%	95.1%
Denver, CO	4.0%	3.7%	3.9%	94.6%	94.4%	92.9%	93.9%	95.7%
San Diego/Inland Empire, CA	3.8%	3.5%	3.3%	94.7%	92.9%	92.7%	91.7%	92.6%
Austin, TX	2.9%	2.7%	3.0%	96.1%	94.4%	93.6%	93.7%	94.8%
Phoenix, AZ	2.4%	2.2%	2.3%	93.2%	91.1%	92.6%	92.1%	92.0%
Other	2.3%	3.1%	3.9%	95.0%	95.6%	93.9%	93.3%	94.6%

Total Portfolio	100.0%	100.0%	100.0%	94.8%	94.5%	93.5%	93.1%	94.0%

(c) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN				COMPONENTS OF
				PROPERTY NET OPERATING INCOME
				(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2011	2010	Change	2011	2010	Change
"Same Property" Communities (a)	47,309	$153,740	$144,688	$9,052	$450,739	$428,919	$21,820
Non-"Same Property" Communities (b)	3,618	13,762	8,514	5,248	40,549	22,672	17,877
Development and Lease-Up Communities (c)	1,689	110	-	110	110	-	110
Other (d)	-	1,322	1,072	250	3,789	3,426	363
Total Property Revenues	52,616	$168,934	$154,274	$14,660	$495,187	$455,017	$40,170

Property Expenses
"Same Property" Communities (a)	47,309	$61,586	$58,892	$2,694	$178,836	$174,333	$4,503
Non-"Same Property" Communities (b)	3,618	5,464	3,448	2,016	15,585	9,316	6,269
Development and Lease-Up Communities (c)	1,689	27	-	27	27	-	27
Other (d)	-	967	1,311	(344)	3,150	3,773	(623)
Total Property Expenses	52,616	$68,044	$63,651	$4,393	$197,598	$187,422	$10,176

Property Net Operating Income
"Same Property" Communities (a)	47,309	$92,154	$85,796	$6,358	$271,903	$254,586	$17,317
Non-"Same Property" Communities (b)	3,618	8,298	5,066	3,232	24,964	13,356	11,608
Development and Lease-Up Communities (c)	1,689	83	-	83	83	-	83
Other (d)	-	355	(239)	594	639	(347)	986
Total Property Net Operating Income	52,616	$100,890	$90,623	$10,267	$297,589	$267,595	$29,994

Income from Discontinued Operations (e)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Property Revenues	$ - '	$2,954	$ - '	$8,534
Property Expenses	-	1,222	-	3,515
Property Net Operating Income	-	1,732	-	5,019
Depreciation and Amortization	-	(651)	-	(2,276)
Income from Discontinued Operations	$ - '	$1,081	$ - '	$2,743

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2010, or communities which underwent major redevelopment after January 1, 2010, excluding properties held for sale.  Previously reported in "Same Property" Communities, Camden Summerfield is now reported in Non-"Same Property" Communities while Camden Summerfield II is in lease-up.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2010, excluding properties held for sale and communities under major redevelopment.

(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings not under active development.
(e)	Represents operating results for communities disposed of during 2010, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN					THIRD QUARTER COMPARISONS

						SEPTEMBER 30, 2011
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q11	3Q10	Growth	3Q11	3Q10	Growth	3Q11	3Q10	Growth

D.C. Metro	$22,616	$21,284	6.3%	$6,761	$6,415	5.4%	$15,855	$14,869	6.6%
Houston, TX	14,354	13,348	7.5%	5,715	5,657	1.0%	8,639	7,691	12.3%
Tampa, FL	14,850	13,993	6.1%	6,700	6,421	4.3%	8,150	7,572	7.6%
Las Vegas, NV	9,890	9,984	(0.9%)	3,902	3,930	(0.7%)	5,988	6,054	(1.1%)
SE Florida	11,623	10,907	6.6%	4,688	4,452	5.3%	6,935	6,455	7.4%
Dallas, TX	11,648	10,707	8.8%	5,644	5,266	7.2%	6,004	5,441	10.3%
Los Angeles/Orange County, CA	8,673	8,199	5.8%	3,042	2,888	5.3%	5,631	5,311	6.0%
Charlotte, NC	10,166	9,460	7.5%	4,301	4,093	5.1%	5,865	5,367	9.3%
Orlando, FL	9,049	8,564	5.7%	3,850	3,696	4.2%	5,199	4,868	6.8%
Atlanta, GA	9,219	8,741	5.5%	4,088	3,837	6.5%	5,131	4,904	4.6%
Raleigh, NC	7,399	6,957	6.4%	2,823	2,667	5.8%	4,576	4,290	6.7%
Denver, CO	5,842	5,506	6.1%	2,117	2,022	4.7%	3,725	3,484	6.9%
San Diego/Inland Empire, CA	5,745	5,448	5.5%	2,264	2,297	(1.4%)	3,481	3,151	10.5%
Austin, TX	5,370	4,876	10.1%	2,682	2,386	12.4%	2,688	2,490	8.0%
Phoenix, AZ	3,979	3,673	8.3%	1,771	1,699	4.2%	2,208	1,974	11.9%
Other	3,317	3,041	9.1%	1,238	1,166	6.2%	2,079	1,875	10.9%

Total Same Property	$153,740	$144,688	6.3%	$61,586	$58,892	4.6%	$92,154	$85,796	7.4%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	3Q11	3Q10	Change	3Q11	3Q10	Change

D.C. Metro	4,439	17.2%	96.4%	96.7%	(0.3%)	$1,584	$1,485	6.7%
Houston, TX	4,462	9.4%	95.2%	93.0%	2.2%	999	956	4.4%
Tampa, FL	5,503	8.8%	94.7%	93.8%	0.9%	788	747	5.5%
Las Vegas, NV	3,969	6.5%	93.0%	92.9%	0.1%	758	771	(1.6%)
SE Florida	2,520	7.5%	94.1%	95.0%	(0.9%)	1,461	1,365	7.0%
Dallas, TX	4,545	6.5%	95.3%	94.4%	0.9%	759	709	7.2%
Los Angeles/Orange County, CA	1,770	6.1%	95.7%	93.3%	2.4%	1,547	1,498	3.2%
Charlotte, NC	3,574	6.4%	95.9%	95.1%	0.8%	858	794	8.1%
Orlando, FL	3,296	5.6%	95.5%	94.0%	1.5%	822	784	4.9%
Atlanta, GA	3,202	5.6%	94.9%	94.2%	0.7%	869	835	4.2%
Raleigh, NC	2,704	5.0%	94.9%	95.1%	(0.2%)	811	758	7.0%
Denver, CO	1,851	4.0%	94.2%	95.4%	(1.2%)	959	900	6.5%
San Diego/Inland Empire, CA	1,196	3.8%	94.7%	92.6%	2.1%	1,525	1,476	3.3%
Austin, TX	1,853	2.9%	95.9%	94.8%	1.1%	847	783	8.2%
Phoenix, AZ	1,441	2.4%	93.7%	92.4%	1.3%	822	764	7.6%
Other	984	2.3%	94.0%	93.5%	0.5%	1,006	950	5.9%

Total Same Property	47,309	100.0%	95.0%	94.3%	0.7%	$989	$939	5.3%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN					SEQUENTIAL QUARTER COMPARISONS
						SEPTEMBER 30, 2011
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q11	2Q11	Growth	3Q11	2Q11	Growth	3Q11	2Q11	Growth

D.C. Metro	$22,616	$22,160	2.1%	$6,761	$6,657	1.6%	$15,855	$15,503	2.3%
Houston, TX	14,354	13,925	3.1%	5,715	5,921	(3.5%)	8,639	8,004	7.9%
Tampa, FL	14,850	14,573	1.9%	6,700	6,369	5.2%	8,150	8,204	(0.7%)
Las Vegas, NV	9,890	9,869	0.2%	3,902	3,785	3.1%	5,988	6,084	(1.6%)
SE Florida	11,623	11,638	(0.1%)	4,688	4,298	9.1%	6,935	7,340	(5.5%)
Dallas, TX	11,648	11,387	2.3%	5,644	5,396	4.6%	6,004	5,991	0.2%
Los Angeles/Orange County, CA	8,673	8,445	2.7%	3,042	2,842	7.0%	5,631	5,603	0.5%
Charlotte, NC	10,166	9,880	2.9%	4,301	4,102	4.9%	5,865	5,778	1.5%
Orlando, FL	9,049	8,906	1.6%	3,850	3,682	4.6%	5,199	5,224	(0.5%)
Atlanta, GA	9,219	9,080	1.5%	4,088	3,913	4.5%	5,131	5,167	(0.7%)
Raleigh, NC	7,399	7,248	2.1%	2,823	2,687	5.1%	4,576	4,561	0.3%
Denver, CO	5,842	5,690	2.7%	2,117	2,019	4.9%	3,725	3,671	1.5%
San Diego/Inland Empire, CA	5,745	5,574	3.1%	2,264	2,277	(0.6%)	3,481	3,297	5.6%
Austin, TX	5,370	5,158	4.1%	2,682	2,491	7.7%	2,688	2,667	0.8%
Phoenix, AZ	3,979	3,862	3.0%	1,771	1,664	6.4%	2,208	2,198	0.5%
Other	3,317	3,236	2.5%	1,238	1,182	4.7%	2,079	2,054	1.2%

Total Same Property	$153,740	$150,631	2.1%	$61,586	$59,285	3.9%	$92,154	$91,346	0.9%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	3Q11	3Q10	Change	3Q11	3Q10	Change
D.C. Metro	4,439	17.2%	96.4%	96.3%	0.1%	$1,584	$1,548	2.3%
Houston, TX	4,462	9.4%	95.2%	94.4%	0.8%	999	975	2.4%
Tampa, FL	5,503	8.8%	94.7%	94.4%	0.3%	788	774	1.9%
Las Vegas, NV	3,969	6.5%	93.0%	93.6%	(0.6%)	758	757	0.1%
SE Florida	2,520	7.5%	94.1%	95.2%	(1.1%)	1,461	1,437	1.7%
Dallas, TX	4,545	6.5%	95.3%	95.6%	(0.3%)	759	737	3.1%
Los Angeles/Orange County, CA	1,770	6.1%	95.7%	94.7%	1.0%	1,547	1,523	1.5%
Charlotte, NC	3,574	6.4%	95.9%	96.3%	(0.4%)	858	825	4.0%
Orlando, FL	3,296	5.6%	95.5%	94.7%	0.8%	822	813	1.1%
Atlanta, GA	3,202	5.6%	94.9%	94.5%	0.4%	869	855	1.7%
Raleigh, NC	2,704	5.0%	94.9%	95.0%	(0.1%)	811	791	2.5%
Denver, CO	1,851	4.0%	94.2%	94.5%	(0.3%)	959	931	3.0%
San Diego/Inland Empire, CA	1,196	3.8%	94.7%	92.9%	1.8%	1,525	1,497	1.9%
Austin, TX	1,853	2.9%	95.9%	94.7%	1.2%	847	822	3.1%
Phoenix, AZ	1,441	2.4%	93.7%	92.0%	1.7%	822	802	2.5%
Other	984	2.3%	94.0%	95.6%	(1.6%)	1,006	985	2.2%

Total Same Property	47,309	100.0%	95.0%	94.8%	0.2%	$989	$968	2.2%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN						YEAR TO DATE COMPARISONS
							SEPTEMBER 30, 2011
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2011	2010	Growth	2011	2010	Growth	2011	2010	Growth

D.C. Metro	$66,385	$62,007	7.1%	$20,144	$19,557	3.0%	$46,241	$42,450	8.9%
Houston, TX	41,516	40,032	3.7%	17,240	16,956	1.7%	24,276	23,076	5.2%
Tampa, FL	43,661	41,470	5.3%	19,504	19,437	0.3%	24,157	22,033	9.6%
Las Vegas, NV	29,457	29,985	(1.8%)	11,378	11,741	(3.1%)	18,079	18,244	(0.9%)
SE Florida	34,583	32,442	6.6%	13,483	12,968	4.0%	21,100	19,474	8.3%
Dallas, TX	33,965	31,864	6.6%	16,175	15,408	5.0%	17,790	16,456	8.1%
Los Angeles/Orange County, CA	25,448	24,544	3.7%	8,692	8,259	5.2%	16,756	16,285	2.9%
Charlotte, NC	29,578	28,218	4.8%	12,392	12,005	3.2%	17,186	16,213	6.0%
Orlando, FL	26,664	25,490	4.6%	11,147	11,138	0.1%	15,517	14,352	8.1%
Atlanta, GA	27,148	25,812	5.2%	11,725	11,234	4.4%	15,423	14,578	5.8%
Raleigh, NC	21,826	20,451	6.7%	8,125	7,816	4.0%	13,701	12,635	8.4%
Denver, CO	16,958	16,006	5.9%	6,004	5,610	7.0%	10,954	10,396	5.4%
San Diego/Inland Empire, CA	16,804	16,310	3.0%	6,694	6,820	(1.8%)	10,110	9,490	6.5%
Austin, TX	15,461	14,295	8.2%	7,514	7,033	6.8%	7,947	7,262	9.4%
Phoenix, AZ	11,662	11,023	5.8%	5,054	4,865	3.9%	6,608	6,158	7.3%
Other	9,623	8,970	7.3%	3,565	3,486	2.3%	6,058	5,484	10.5%

Total Same Property	$450,739	$428,919	5.1%	$178,836	$174,333	2.6%	$271,903	$254,586	6.8%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	3Q11	3Q10	Change	3Q11	3Q10	Change
D.C. Metro	4,439	17.0%	96.1%	95.6%	0.5%	$1,552	$1,460	6.3%
Houston, TX	4,462	8.9%	93.7%	93.5%	0.2%	978	957	2.2%
Tampa, FL	5,503	8.9%	94.3%	93.3%	1.0%	775	742	4.4%
Las Vegas, NV	3,969	6.6%	92.9%	92.7%	0.2%	757	779	(2.8%)
SE Florida	2,520	7.8%	94.7%	95.3%	(0.6%)	1,439	1,348	6.7%
Dallas, TX	4,545	6.5%	95.1%	93.7%	1.4%	740	706	4.7%
Los Angeles/Orange County, CA	1,770	6.2%	94.7%	93.4%	1.3%	1,526	1,497	1.9%
Charlotte, NC	3,574	6.3%	95.8%	94.9%	0.9%	830	790	5.1%
Orlando, FL	3,296	5.7%	94.8%	93.3%	1.5%	813	784	3.6%
Atlanta, GA	3,202	5.7%	94.4%	93.7%	0.7%	857	823	4.2%
Raleigh, NC	2,704	5.1%	94.8%	94.3%	0.5%	799	746	7.2%
Denver, CO	1,851	4.1%	93.9%	94.4%	(0.5%)	935	884	5.7%
San Diego/Inland Empire, CA	1,196	3.7%	93.5%	93.5%	0.0%	1,502	1,461	2.8%
Austin, TX	1,853	2.9%	94.8%	94.0%	0.8%	825	772	6.8%
Phoenix, AZ	1,441	2.4%	93.1%	92.9%	0.2%	804	760	5.8%
Other	984	2.2%	94.6%	94.5%	0.1%	984	929	5.9%

Total Same Property	47,309	100.0%	94.5%	93.9%	0.6%	$971	$932	4.2%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	SEPTEMBER 30, 2011
					(In thousands)

(Unaudited)
					% of Actual 2Q11 Operating
Quarterly Comparison (a)	3Q11	3Q10	$ Change	% Change	Expenses

Property taxes	$15,395	$15,125	$270	1.8%	25.0%
Salaries and Benefits for On-site Employees	14,759	14,137	622	4.4%	24.0%
Utilities	14,501	13,885	616	4.4%	23.5%
Repairs and Maintenance	10,239	9,276	963	10.4%	16.6%
Property Insurance	2,771	2,701	70	2.6%	4.5%
Other	3,921	3,768	153	4.1%	6.4%

Total Same Property	$61,586	$58,892	$2,694	4.6%	100.0%

					% of Actual 2Q11 Operating
Sequential Comparison (a)	3Q11	2Q11	$ Change	% Change	Expenses

Property taxes	$15,395	$15,733	$(338)	(2.1%)	25.0%
Salaries and Benefits for On-site Employees	14,759	14,322	437	3.1%	24.0%
Utilities	14,501	13,219	1,282	9.7%	23.5%
Repairs and Maintenance	10,239	9,233	1,006	10.9%	16.6%
Property Insurance	2,771	2,998	(227)	(7.6%)	4.5%
Other	3,921	3,780	141	3.7%	6.4%

Total Same Property	$61,586	$59,285	$2,301	3.9%	100.0%

					% of Actual 2011 Operating
Year to Date Comparison (a)	2011	2010	$ Change	% Change	Expenses

Property taxes	$46,780	$48,056	$(1,276)	(2.7%)	26.2%
Salaries and Benefits for On-site Employees	43,039	40,548	2,491	6.1%	24.1%
Utilities	40,648	38,139	2,509	6.6%	22.7%
Repairs and Maintenance	28,065	26,744	1,321	4.9%	15.7%
Property Insurance	9,032	9,851	(819)	(8.3%)	5.0%
Other	11,272	10,995	277	2.5%	6.3%

Total Same Property	$178,836	$174,333	$4,503	2.6%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
OPERATING DATA (a)	2011	2010		2011	2010
Property Revenues
Rental revenues	$7,937	$7,214		$20,700	$20,947
Other property revenues	1,239	1,110		3,257	3,138
Total property revenues	9,176	8,324		23,957	24,085

Property Expenses
Property operating and maintenance	2,999	2,929		7,619	7,988
Real estate taxes	980	889		2,521	3,008
Total property expenses	3,979	3,818		10,140	10,996

Net Operating Income (NOI)	5,197	4,506		13,817	13,089

Other expenses
Interest	2,377	2,226		6,384	6,535
Depreciation and amortization	3,273	2,363		7,133	6,977
Other	103	161		466	362
Total other expenses	5,753	4,750		13,983	13,874

Equity in income (loss) of joint ventures	$(556)	$(244)		$(166)	$(785)

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2011	2011	2011	2010	2010
BALANCE SHEET DATA (b)
Land	$199,323	$192,872	$163,596	$151,384	$207,835
Buildings and improvements	1,284,010	1,268,982	978,703	956,422	1,066,607
	1,483,333	1,461,854	1,142,299	1,107,806	1,274,442
Accumulated depreciation	(229,212)	(217,324)	(207,860)	(203,673)	(210,378)
Real estate assets, net	1,254,121	1,244,530	934,439	904,133	1,064,064
Properties under development and land	28,694	23,774	-	7,530	26,516
Cash and other assets, net	39,688	46,606	24,780	23,633	30,827
Total assets	$1,322,503	$1,314,910	$959,219	$935,296	$1,121,407

Notes payable	$1,066,924	$1,049,387	$811,319	$810,095	$949,870
Notes payable due to Camden	-	-	-	3,408	17,696
Other liabilities	32,274	24,678	15,101	16,543	19,193
Total liabilities	1,099,198	1,074,065	826,420	830,046	986,759

Members' equity	223,305	240,845	132,799	105,250	134,648
Total liabilities and members' equity	$1,322,503	$1,314,910	$959,219	$935,296	$1,121,407

Camden's equity investment	$37,033	$39,398	$21,196	$27,632	$33,226
Distributions in excess of investment in joint ventures	$(31,799)	$(31,040)	$(33,442)	$(32,288)	$(34,045)

Camden's pro-rata share of debt (c)	$212,561	$209,112	$161,526	$193,130	$249,157

PROPERTY DATA (end of period)
Total operating properties	54	53	44	43	43
Total operating apartment homes	16,564	16,324	12,917	12,435	12,834
Pro rata share of operating apartment homes	3,247	3,199	2,517	2,660	2,818
Total development properties	2	2	-	-	1
Total development apartment homes	520	520	-	-	110
Pro rata share of development apartment homes	104	104	-	-	22

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden, if any.

CAMDEN					CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2011 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/30/11
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

IN LEASE-UP

1.	Camden La Vina	420	$60.0	$49.9	$27.4	3Q10	3Q11	2Q12	1Q13	35%	25%
	Orlando, FL
2.	Camden Summerfield II	187	30.0	23.6	17.8	3Q10	3Q11	1Q12	4Q12	19%	13%
	Landover, MD

UNDER CONSTRUCTION

3.	Camden Royal Oaks II	104	14.0	8.0	8.0	1Q11	4Q11	2Q12	3Q13
	Houston, TX
4.	Camden Montague	192	23.0	9.0	9.0	2Q11	2Q12	4Q12	2Q13
	Tampa, FL
5.	Camden Town Square	438	66.0	23.1	23.1	2Q11	2Q12	3Q13	4Q14
	Orlando, FL
6.	Camden Westchase Park	348	52.0	24.6	24.6	2Q11	2Q12	1Q13	4Q13
	Tampa, FL

Total Development Communities		1,689	$245.0	$138.2	$109.9

Additional Development Pipeline & Land (a)					164.3

Total Properties Under Development and Land (per Balance Sheet)					$274.2

						Estimated/Actual Dates for
Joint Venture Camden Developed Communities Under Construction		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden South Capitol	276	$88.0	$23.5	$23.5	2Q11	3Q13	4Q13	3Q14
	Washington, DC
2.	Camden Amber Oaks II	244	25.0	4.0	4.0	2Q11	2Q12	3Q12	2Q13
	Austin, TX

Total Joint Venture Development Communities		520	$113.0	$27.5	$27.5

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2011 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden NOMA (b)	320	$32.0
	Washington, DC
2.	Camden City Centre II (b)	268	7.0
	Houston, TX
3.	Camden 5400 North Lamar	291	4.9
	Austin, TX
4.	Camden McGowen Station	251	6.2
	Houston, TX
5.	Camden Highlands	400	7.0
	Denver, Co
6.	Camden Paces (c)	700	40.9
	Atlanta, GA

Development Pipeline		2,230	$98.0

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	13.2	6.9
	Denver, CO	4.4	4.6
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	5.0
	Las Vegas, NV	19.6	4.2
	Other	4.8	2.4

Land Holdings		54.3	$66.3

Total Development Pipeline and Land			$164.3

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Construction began subsequent to September 30, 2011.
(c)	Project anticipated to be developed in multiple phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2011 ACQUISITION/DISPOSITION ACTIVITY

			Potential
Dispositions to Joint Ventures	Location	Property Type	Apartment Homes	Year Built	Closing Date
1. South Capitol (a)	Washington, DC	Land under development	276	N/A	04/12/11
2. Amber Oaks II (a)	Austin, TX	Land under development	244	N/A	06/16/11

Total Dispositions to Joint Ventures	$12.5	million	520 potential apartment homes

Joint Venture Acquisitions	Location	Property Type	Apartment Homes	Year Built	Closing Date
1. Camden Heights	Houston, TX	Multifamily	352	2004	02/16/11
2. Camden Design District	Dallas, TX	Multifamily	355	2009	03/21/11
3. Camden Phipps	Atlanta, GA	Multifamily	234	1996	03/23/11
4. Camden Visconti	Tampa, FL	Multifamily	450	2007	05/25/11
5. Camden Brushy Creek	Austin, TX	Multifamily	272	2008	06/15/11
6. Camden Cypress Creek	Houston, TX	Multifamily	310	2009	06/15/11
7. Camden Lakemont	Houston, TX	Multifamily	312	2007	06/15/11
8. Camden Northpointe	Houston, TX	Multifamily	384	2008	06/15/11
9. Camden Panther Creek	Dallas, TX	Multifamily	295	2009	06/15/11
10. Camden Westover Hills	San Antonio, TX	Multifamily	288	2010	06/15/11
11. Camden Riverwalk	Dallas, TX	Multifamily	600	2008	06/23/11
12. Camden Shadow Brook	Austin, TX	Multifamily	496	2009	06/23/11
13. Camden Braun Station	San Antonio, TX	Multifamily	240	2006	08/23/11

Total Joint Venture Acquisitions	$455.0	million	4,588 apartment homes
Pro Rata Joint Venture Acquisitions	$91.0	million

Joint Venture Dispositions	Location	Property Type	Apartment Homes / Acreage	Year Built	Closing Date
1. Belle Meade	Houston, TX	Multifamily	119	2010	03/10/11
2. Braeswood Place	Houston, TX	Multifamily	340	2009	03/10/11
3. Lakes at 610	Houston, TX	Undeveloped Land	6.1	N/A	03/10/11

Total Joint Venture Dispositions	$19.3	million (b)	459 apartment homes
			6.1 acres

(a) Land parcel sold to a joint venture of which Camden owns a 20% interest.
(b) Net proceeds to Camden after debt.

CAMDEN				DEBT ANALYSIS
				(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2011:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2011	$993	$-	$-	$993	0.0%	N/A
2012	3,499	101,017	189,667	294,183	12.1%	5.2%
2013	2,225	25,831	200,000	228,056	9.4%	5.4%
2014	2,187	8,827	-	11,014	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.4%	5.1%
Thereafter	80,642	819,107	746,750	1,646,499	67.6%	4.6%
Total Maturing Debt	$91,905	$954,782	$1,386,417	$2,433,104	100.0%	4.8%

Unsecured Line of Credit	-	-	-	-	-	N/A
Total Debt	$91,905	$954,782	$1,386,417	$2,433,104	100.0%	4.8%

Weighted Average Maturity of Debt		7.0 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$245,858	10.1%	1.1%	7.8 Years
Fixed rate debt		2,187,246	89.9%	5.3%	6.9 Years
Total		$2,433,104	100.0%	4.8%	7.0 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,380,560	56.7%	5.3%	6.0 Years
Secured debt		1,052,544	43.3%	4.2%	8.4 Years
Total		$2,433,104	100.0%	4.8%	7.0 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$806,686	76.6%	5.2%	8.6 Years
Conventional variable-rate mortgage debt		206,476	19.6%	1.1%	6.1 Years
Tax exempt variable rate debt		39,382	3.8%	1.6%	16.7 Years
Total		$1,052,544	100.0%	4.2%	8.4 Years

REAL ESTATE ASSETS: (a)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		38,430	73.0%	$4,154,050	71.6%
Encumbered real estate assets		14,186	27.0%	1,644,850	28.4%
Total		52,616	100.0%	$5,798,900	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.0 times

(a) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN				DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2011 AND 2012:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
4Q 2011	$993	$-	$-	$993	N/A
2011	$993	$-	$-	$993	N/A

1Q 2012	$1,006	$-	$-	$1,006	N/A
2Q 2012	1,003	-	-	1,003	N/A
3Q 2012	846	101,017	-	101,863	3.9%
4Q 2012	644	-	189,667	190,311	5.9%
2012	$3,499	$101,017	$189,667	$294,183	5.2%

CAMDEN		DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤ 60%	39%	Yes

Secured Debt to Gross Asset Value	≤ 35%	16%	Yes

Consolidated EBITDA to Total Fixed Charges	≥ 150%	259%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	> 10.5%	18%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤ 60%	41%	Yes

Total Secured Debt to Total Asset Value	≤ 40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥ 150%	312%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	292%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2011:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2011	$321	$0	$321	0.2%	N/A
2012	1,378	117,662	119,040	56.0%	4.9%
2013	1,646	- '	1,646	0.8%	N/A
2014	1,763	11,710	13,473	6.3%	5.7%
2015	1,635	9,363	10,998	5.2%	2.5%
Thereafter	7,076	57,604	64,679	30.4%	4.0%
Total Maturing Debt	$13,819	$196,338	$210,157	98.9%	4.5%

Subscription lines of credit (b)	- '	2,404	2,404	1.1%	1.5%
Total Debt	$13,819	$198,742	$212,561	100.0%	4.5%

Weighted Average Maturity of Debt (a)		3.1 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt	$23,050	10.8%	1.5%	5.4 Years
Fixed rate debt	189,511	89.2%	4.9%	2.8 Years
Total	$212,561	100.0%	4.5%	3.1 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt	$189,511	89.2%	4.9%	2.8 Years
Conventional variable-rate mortgage debt	9,680	4.6%	1.5%	2.7 Years
Tax exempt variable rate debt	4,579	2.1%	0.5%	20.5 Years
Variable-rate construction loans	6,387	3.0%	2.1%	0.4 Years
Subscription lines of credit	2,404	1.1%	1.5%	0.8 Years
Total	$212,561	100.0%	4.5%	3.1 Years

REAL ESTATE ASSETS: (c)	Total Homes	Total Cost
Operating real estate assets	16,564	$1,483,333
Properties under development and land	520	28,694
Total	17,084	$1,512,027

(a)	Excluding unexercised extension options.
(b)	As of September 30, 2011 these borrowings were drawn under the subscription secured lines of credit with $22.5 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2011 and 2012:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
4Q 2011(a)	$321	$1,431	$1,752	1.5%
2011	$321	$1,431	$1,752	1.5%

1Q 2012	$334	$6,387	$6,721	2.1%
2Q 2012	337	54,521	54,858	5.1%
3Q 2012	347	35,980	36,327	4.7%
4Q 2012	360	20,774	21,134	5.8%
2012	$1,378	$117,662	$119,040	4.9%

(a)	4Q 2011 maturities include a subscription secured line of credit with $1,431 (Camden's pro-rata share) outstanding as of September 30, 2011. The line of credit has $7.5 million in total capacity.

CAMDEN				CAPITALIZED EXPENDITURES
				& MAINTENANCE EXPENSE
				(In thousands, except unit data)

(Unaudited)
	Third Quarter 2011
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (a)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$3,760	$74	$1,062	$21
Appliances	9.7 years	1,810	36	220	4
Painting	-	-	-	2,006	39
Cabinetry/Countertops	10.0 years	390	8	-	-
Other	8.9 years	1,328	26	481	9
Exteriors
Painting	5.0 years	2,312	45	-	-
Carpentry	10.0 years	784	15	-	-
Landscaping	5.9 years	427	8	2,518	49
Roofing	20.0 years	472	9	79	2
Site Drainage	10.0 years	71	1	-	-
Fencing/Stair	10.0 years	288	6	-	-
Other (b)	8.5 years	1,632	32	3,224	63
Common Areas
Mech., Elec., Plumbing	9.6 years	1,221	24	1,170	23
Parking/Paving	5.0 years	342	7	-	-
Pool/Exercise/Facility	8.4 years	981	19	414	8

Total		$15,818	$311	$11,174	$219

Weighted Average Apartment Homes			50,921		50,921

	Year to Date 2011
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (c)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$8,513	$167	$2,553	$50
Appliances	9.7 years	4,157	82	583	11
Painting	-	-	-	4,778	94
Cabinetry/Countertops	10.0 years	950	19	-	-
Other	8.9 years	3,117	61	1,422	28
Exteriors
Painting	5.0 years	4,544	89	-	-
Carpentry	10.0 years	2,072	41	-	-
Landscaping	5.9 years	1,231	24	8,168	160
Roofing	20.0 years	1,945	38	185	4
Site Drainage	10.0 years	234	5	-	-
Fencing/Stair	10.0 years	734	14	-	-
Other (b)	8.5 years	4,976	98	8,595	169
Common Areas
Mech., Elec., Plumbing	9.6 years	3,929	77	3,069	60
Parking/Paving	5.0 years	949	19	-	-
Pool/Exercise/Facility	8.4 years	4,049	80	1,095	22

Total		$41,400	$813	$30,448	$598

Weighted Average Apartment Homes			50,895		50,895

(a)	Weighted average useful life of capitalized expenses for the three months ended September 30, 2011.
(b)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c)	Weighted average useful life of capitalized expenses for the nine months ended September 30, 2011.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income attributable to common shareholders (a)	$11,840	$1,650	$2,529	$6,069
Real estate depreciation from continuing operations	43,286	41,806	133,342	124,399
Real estate depreciation from discontinued operations	-	651	-	2,276
Adjustments for unconsolidated joint ventures	3,223	2,292	7,042	6,753
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	458	281	1,494	864
Funds from operations - diluted	$58,807	$46,680	$143,271	$140,361

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	74,274	69,441	73,217	68,169
FFO diluted	76,494	72,025	75,685	70,779

Net income attributable to common shareholders - diluted	$0.16	$0.02	$0.03	$0.09
FFO per common share - diluted	$0.77	$0.65	$1.89	$1.98

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the nine months ended September 30,2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q11 Range		2011 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.20	$0.24	$0.24	$0.28
Expected difference between fully diluted EPS and FFO shares	(0.02)	(0.02)	(0.07)	(0.07)
Expected real estate depreciation	0.58	0.58	2.38	2.38
Expected adjustments for unconsolidated joint ventures	0.04	0.04	0.14	0.14
Recognized (gain) on sale of unconsolidated joint venture interests	0.00	0.00	(0.02)	(0.02)
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$0.81	$0.85	$2.70	$2.74

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income attributable to common shareholders	$11,840	$1,650	$2,529	$6,069
Less: Fee and asset management income	(2,646)	(2,145)	(6,955)	(6,028)
Less: Interest and other (income) loss	108	(451)	(4,749)	(3,988)
Less: (Income) loss on deferred compensation plans	6,096	(6,918)	(1,233)	(6,818)
Plus: Property management expense	5,050	4,789	15,478	14,994
Plus: Fee and asset management expense	1,330	1,155	4,220	3,611
Plus: General and administrative expense	8,572	7,568	26,392	22,339
Plus: Interest expense	27,354	31,781	85,472	95,078
Plus: Depreciation and amortization	44,558	43,034	137,111	128,012
Plus: Amortization of deferred financing costs	1,344	1,185	4,761	2,624
Plus: Expense (benefit) on deferred compensation plans	(6,096)	6,918	1,233	6,818
Less: Gain on sale of properties, including land	-	-	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	556	244	166	785
Plus: Loss on discontinuation of hedging relationship	-	-	29,791	-
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income allocated to noncontrolling interests	761	432	2,118	542
Plus: Income tax expense - current	313	712	1,889	1,286
Less: Income from discontinued operations	-	(1,081)	-	(2,743)
Net Operating Income (NOI)	$100,890	$90,623	$297,589	$267,595

"Same Property" Communities	$92,154	$85,796	$271,903	$254,586
Non-"Same Property" Communities	8,298	5,066	24,964	13,356
Development and Lease-Up Communities	83	-	83	-
Other	355	(239)	639	(347)
Net Operating Income (NOI)	$100,890	$90,623	$297,589	$267,595

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income attributable to common shareholders	$11,840	$1,650	$2,529	$6,069
Plus: Interest expense	27,354	31,781	85,472	95,078
Plus: Amortization of deferred financing costs	1,344	1,185	4,761	2,624
Plus: Depreciation and amortization	44,558	43,034	137,111	128,012
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income allocated to noncontrolling interests	761	432	2,118	542
Plus: Income tax expense - current	313	712	1,889	1,286
Plus: Real estate depreciation from discontinued operations	-	651	-	2,276
Less: Gain on sale of properties, including land	-	-	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	556	244	166	785
Plus: Loss on discontinuation of hedging relationship	-	-	29,791	-
EBITDA	$88,476	$81,439	$263,203	$241,686

CAMDEN						OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q4 '11	Q1 '12	Q2 '12	Q3 '12
Earnings release & conference call		Early Feb	Early May	Late July	Early Nov

Dividend Information - Common Shares:		Q1 '11	Q2 '11	Q3 '11
Declaration Date		03/14/11	06/15/11	09/15/11
Record Date		03/31/11	06/30/11	09/30/11
Payment Date		04/18/11	07/18/11	10/17/11
Distributions Per Share		$0.49	$0.49	$0.49

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 09/30/11
(Unaudited)
							3Q11 Avg
			Year Placed	Average	Apartment	3Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	$817	$1.04
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	91%	672	0.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	898	0.84
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	802	0.87
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	933	0.90
Camden Sierra (1)	Peoria	AZ	1997	925	288	91%	664	0.72
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	663	0.76
Camden Vista Valley	Mesa	AZ	1986	923	357	93%	636	0.69
TOTAL ARIZONA	8	Properties		951	2,433	93%	774	0.81

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,542	1.53
Camden Harbor View	Long Beach	CA	2004	975	538	94%	1,922	1.97
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,801	1.78
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,284	1.62
Camden Parkside (1)	Fullerton	CA	1972	836	421	95%	1,185	1.42
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,455	1.63
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,515	1.68

Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,581	1.52
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,507	1.57
Camden Tuscany	San Diego	CA	2003	896	160	96%	1,937	2.16
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,230	1.17
Total San Diego/Inland Empire	4	Properties		995	1,196	95%	1,525	1.53

TOTAL CALIFORNIA	10	Properties		934	3,677	95%	1,518	1.63

Camden Caley	Englewood	CO	2000	925	218	95%	940	1.02
Camden Centennial	Littleton	CO	1985	744	276	94%	704	0.95
Camden Denver West (1)	Golden	CO	1997	1,015	320	97%	1,095	1.08
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,172	1.02
Camden Interlocken	Broomfield	CO	1999	1,022	340	95%	1,164	1.14
Camden Lakeway	Littleton	CO	1997	932	451	94%	917	0.98
Camden Pinnacle	Westminster	CO	1985	748	224	93%	738	0.99
TOTAL COLORADO	7	Properties		949	2,171	95%	979	1.03

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	99%	1,443	1.36
Camden Clearbrook	Frederick	MD	2007	1,048	297	98%	1,311	1.25
Camden College Park	College Park	MD	2008	942	508	96%	1,563	1.66
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,567	1.59
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,601	1.52
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,620	1.74
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,631	1.64
Camden Grand Parc	Washington	DC	2002	674	105	93%	2,485	3.68
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,378	1.37
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,597	1.55
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,477	1.73
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,939	2.32
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,348	2.74
Camden Russett	Laurel	MD	2000	992	426	94%	1,390	1.40
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,388	1.42
Camden Summerfield	Landover	MD	2008	957	291	94%	1,557	1.63
TOTAL DC METRO	16	Properties		963	5,604	96%	1,579	1.64

Camden Aventura	Aventura	FL	1995	1,108	379	92%	1,446	1.30
Camden Brickell	Miami	FL	2003	937	405	96%	1,524	1.63
Camden Doral	Miami	FL	1999	1,120	260	95%	1,505	1.34
Camden Doral Villas	Miami	FL	2000	1,253	232	94%	1,619	1.29
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	93%	1,623	1.56
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,280	1.07
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,320	1.19
Total Southeast Florida	7	Properties		1,103	2,520	94%	1,461	1.32

Camden Club	Longwood	FL	1986	1,077	436	95%	841	0.78
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	955	0.89
Camden Lago Vista	Orlando	FL	2005	955	366	96%	866	0.91
Camden Landings	Orlando	FL	1983	748	220	95%	658	0.88
Camden Lee Vista	Orlando	FL	2000	937	492	97%	834	0.89
Camden Orange Court	Orlando	FL	2008	817	268	93%	1,080	1.32
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	796	0.89
Camden Reserve	Orlando	FL	1990/1991	824	526	95%	707	0.86
Camden World Gateway	Orlando	FL	2000	979	408	94%	935	0.95
Total Orlando	9	Properties		928	3,564	95%	841	0.91

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 09/30/11
(Unaudited)
							3Q11 Avg
			Year Placed	Average	Apartment	3Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Bay	Tampa	FL	1997/2001	943	760	95%	849	0.90
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	684	0.89
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	748	1.00
Camden Citrus Park	Tampa	FL	1985	704	247	96%	660	0.94
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	669	0.91
Camden Lakeside	Brandon	FL	1986	729	228	93%	724	0.99
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	777	0.71
Camden Preserve	Tampa	FL	1996	942	276	95%	1,008	1.07
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	892	0.87
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	939	0.92
Camden Visconti (1)	Tampa	FL	2007	1,125	450	97%	1,083	0.96
Camden Westshore	Tampa	FL	1986	728	278	95%	816	1.12
Camden Woods	Tampa	FL	1986	1,223	444	96%	821	0.67
Total Tampa/St. Petersburg	13	Properties		914	5,953	95%	811	0.89

TOTAL FLORIDA	29	Properties		958	12,037	95%	956	1.00

Camden Brookwood	Atlanta	GA	2002	912	359	97%	959	1.05
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	929	0.78
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	872	0.87
Camden Ivy Hall (1)	Atlanta	GA	2010	1,181	110	95%	1,616	1.37
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	960	1.03
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	898	0.87
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	95%	1,125	1.11
Camden River	Duluth	GA	1997	1,103	352	94%	869	0.79
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	845	0.74
Camden St. Clair	Atlanta	GA	1997	999	336	94%	881	0.88
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	742	0.73
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	94%	713	0.62
TOTAL GEORGIA	12	Properties		1,045	3,546	95%	909	0.87

Camden Brookside (1)	Louisville	KY	1987	732	224	95%	700	0.96
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	712	0.95
Camden Oxmoor (1)	Louisville	KY	2000	903	432	97%	878	0.97
Camden Prospect Park (1)	Louisville	KY	1990	916	138	98%	795	0.87
TOTAL KENTUCKY	4	Properties		820	1,194	96%	779	0.95

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	92%	667	0.80
Total Kansas City	1	Property		834	596	92%	667	0.80

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	645	0.76
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	98%	847	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	773	0.82
Camden Westchase (1)	St. Louis	MO	1986	945	160	98%	870	0.92
Total St. Louis	4	Properties		896	1,447	95%	761	0.85

TOTAL MISSOURI	5	Properties		878	2,043	94%	733	0.84

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	714	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	93%	721	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	95%	844	0.86
Camden Commons	Henderson	NV	1988	936	376	91%	742	0.79
Camden Cove	Las Vegas	NV	1990	898	124	90%	709	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	896	0.91
Camden Fairways	Henderson	NV	1989	896	320	97%	869	0.97
Camden Hills	Las Vegas	NV	1991	439	184	89%	502	1.14
Camden Legends	Henderson	NV	1994	792	113	93%	821	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	93%	723	0.80
Camden Pines (1)	Las Vegas	NV	1997	982	315	93%	793	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	94%	735	0.75
Camden Summit (1)	Henderson	NV	1995	1,187	234	92%	1,089	0.92
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	92%	847	0.81
Camden Vintage	Las Vegas	NV	1994	978	368	91%	717	0.73
Oasis Bay (1)	Las Vegas	NV	1990	876	128	97%	750	0.86
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	94%	748	0.76
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	94%	625	0.72
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	92%	781	0.68
Oasis Island (1)	Las Vegas	NV	1990	901	118	91%	636	0.71
Oasis Landing (1)	Las Vegas	NV	1990	938	144	94%	697	0.74
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	92%	734	0.71
Oasis Palms (1)	Las Vegas	NV	1989	880	208	92%	674	0.77
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	92%	711	0.76
Oasis Place (1)	Las Vegas	NV	1992	440	240	86%	495	1.12
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	84%	421	1.08
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	95%	787	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	91%	591	0.71
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	91%	733	0.64
TOTAL NEVADA	29	Properties		903	8,016	92%	731	0.81

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 09/30/11
(Unaudited)
							3Q11 Avg
			Year Placed	Average	Apartment	3Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	889	0.85
Camden Cotton Mills	Charlotte	NC	2002	905	180	99%	1,083	1.20
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,119	1.31
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	820	0.79
Camden Forest	Charlotte	NC	1989	703	208	90%	577	0.82
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	758	0.81
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,223	1.16
Camden Habersham	Charlotte	NC	1986	773	240	97%	644	0.83
Camden Park Commons	Charlotte	NC	1997	861	232	93%	650	0.76
Camden Pinehurst	Charlotte	NC	1967	1,147	407	97%	762	0.66
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	810	0.83
Camden Simsbury	Charlotte	NC	1985	874	100	95%	764	0.87
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,032	1.17
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	926	0.84
Camden Touchstone	Charlotte	NC	1986	899	132	98%	737	0.82
Total Charlotte	15	Properties		961	3,574	96%	858	0.89

Camden Crest	Raleigh	NC	2001	1,013	438	94%	778	0.77
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	893	0.85
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	820	0.77
Camden Manor Park	Raleigh	NC	2006	966	484	97%	847	0.88
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	902	0.85
Camden Reunion Park	Apex	NC	2000/2004	972	420	92%	713	0.73
Camden Westwood	Morrisville	NC	1999	1,027	354	97%	774	0.75
Total Raleigh	7	Properties		1,017	2,704	95%	811	0.80

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	838	0.85

Camden Valleybrook	Chadds Ford	PA	2002	992	352	94%	1,351	1.36
TOTAL PENNSYLVANIA	1	Property		992	352	94%	1,351	1.36

Camden Amber Oaks (1)	Austin	TX	2009	862	348	95%	820	0.95
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	98%	791	0.90
Camden Cedar Hills	Austin	TX	2008	911	208	97%	986	1.08
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,011	1.06
Camden Huntingdon	Austin	TX	1995	903	398	97%	767	0.85
Camden Laurel Ridge	Austin	TX	1986	702	183	95%	607	0.87
Camden Ridgecrest	Austin	TX	1995	855	284	96%	705	0.82
Camden Shadow Brook (1)	Austin	TX	2009	909	496	97%	880	0.97
Camden South Congress (1)	Austin	TX	2001	975	253	96%	1,446	1.48
Camden Stoneleigh	Austin	TX	2001	908	390	95%	906	1.00
Total Austin	10	Properties		895	3,222	96%	891	1.00

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	947	1.09
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	702	0.91
Camden Miramar (2)	Corpus Christi	TX	1994-2011	488	855	64%	992	2.14
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	94%	1,082	1.03
Total Corpus Christi	4	Properties		693	1,757	94%	942	1.36

Camden Addison (1)	Addison	TX	1996	942	456	96%	800	0.85
Camden Buckingham	Richardson	TX	1997	919	464	97%	810	0.88
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	800	0.88
Camden Cimarron	Irving	TX	1992	772	286	96%	826	1.07
Camden Design District (1)	Dallas	TX	2009	939	355	93%	1,119	1.19
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	928	1.00
Camden Gardens	Dallas	TX	1983	652	256	97%	556	0.85
Camden Glen Lakes	Dallas	TX	1979	877	424	97%	776	0.89
Camden Legacy Creek	Plano	TX	1995	831	240	96%	866	1.04
Camden Legacy Park	Plano	TX	1996	871	276	97%	875	1.01
Camden Panther Creek (1)	Frisco	TX	2009	946	295	96%	961	1.02
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,135	1.16
Camden Springs	Dallas	TX	1987	713	304	95%	570	0.80
Camden Valley Creek	Irving	TX	1984	855	380	93%	640	0.75
Camden Valley Park	Irving	TX	1986	743	516	95%	761	1.02
Camden Valley Ridge	Irving	TX	1987	773	408	92%	599	0.77
Camden Westview	Lewisville	TX	1983	697	335	94%	610	0.88
Total Dallas/Ft. Worth	17	Properties		860	6,767	95%	823	0.96

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 09/30/11
(Unaudited)
							3Q11 Avg
			Year Placed	Average	Apartment	3Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Baytown	Baytown	TX	1999	844	272	94%	790	0.94
Camden City Centre	Houston	TX	2007	932	379	97%	1,309	1.41
Camden Creek	Houston	TX	1984	639	456	93%	592	0.93
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	97%	1,044	1.05
Camden Greenway	Houston	TX	1999	861	756	96%	1,071	1.24
Camden Heights (1)	Houston	TX	2004	927	352	97%	1,170	1.26
Camden Holly Springs (1)	Houston	TX	1999	934	548	94%	905	0.97
Camden Lakemont (1)	Richmond	TX	2007	904	312	97%	867	0.96
Camden Midtown	Houston	TX	1999	844	337	96%	1,272	1.51
Camden Northpointe (1)	Tomball	TX	2008	940	384	96%	922	0.98
Camden Oak Crest	Houston	TX	2003	870	364	93%	845	0.97
Camden Park (1)	Houston	TX	1995	866	288	95%	800	0.92
Camden Plaza	Houston	TX	2007	915	271	96%	1,305	1.43
Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,155	1.25
Camden Steeplechase	Houston	TX	1982	748	290	93%	639	0.85
Camden Stonebridge	Houston	TX	1993	845	204	96%	814	0.96
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	94%	858	0.93
Camden Travis Street (1)	Houston	TX	2010	819	253	98%	1,290	1.58
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,155	1.34
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	998	1.07
Camden Yorktown (1)	Houston	TX	2008	995	306	95%	923	0.93
Total Houston	21	Properties		878	7,866	95%	996	1.13

Camden Braun Station (1)	San Antonio	TX	2006	827	240	98%	823	1.00
Camden Westover Hills (1)	San Antonio	TX	2010	959	288	97%	1,025	1.07
Total San Antonio	2	Properties		899	528	97%	933	1.04

TOTAL TEXAS	54	Properties		859	20,140	95%	915	1.06

TOTAL PROPERTIES	197	Properties		923	67,491	95%	$972	$1.05

(1)	Communities owned through investment in joint venture.
(2)	Miramar is a student housing community which is excluded from total occupancy numbers.